UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 20, 2020
Date of report (date of earliest event reported)

MusclePharm Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-53166	77-0664193
(State or other jurisdictions of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4400 Vanowen Street, Burbank, CA 91505
 (Address of principal executive offices) (Zip Code)

(800) 292-3909
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of April 20, 2020, Mr. Allen Sciarillo was appointed as the Chief Financial Officer of MusclePharm Corporation (the “Company”).

Mr. Sciarillo, age 55, joined the Company on December 16, 2019 as Vice President, Finance. Before joining the Company, Mr. Sciarillo served as Director of Finance of The Crypto Company, a public company in the blockchain sector, from July 2018 to December 2019. Before that, he served as Regional Chief Financial Officer of Electro Rent Corporation, a provider of rental, leasing and sales of electronic test and measurement equipment, from February 2015 to March 2018. He previously served as Controller of Electro Rent from April 2006 to February 2015. Mr. Sciarillo earned his Bachelor of Science in Accounting from California State University, Northridge.

Mr. Sciarillo does not have a family relationship with any director or executive officer of the Company or person nominated or chosen by the Company to become a director or executive officer, and there are no arrangements or understandings between Mr. Sciarillo and any other person pursuant to which Mr. Sciarillo was selected to serve as Chief Financial Officer of the Company. There have been no transactions involving Mr. Sciarillo that would require disclosure under Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In connection with his appointment, it is expected that Mr. Sciarillo will enter into the Company’s standard form of indemnification agreement, the form of which has been filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on August 27, 2012.

The Company expects that it will enter into an employment agreement with Mr. Sciarillo. The Company will file an amendment to this Form 8-K disclosing the terms of any such employment agreement within four business days after it has been finalized.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MUSCLEPHARM CORPORATION

Date: April 24, 2020	By:	/s/ Ryan Drexler
Name: Ryan DrexlerTitle: Chief Executive Officer

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